EXHIBIT 4
NOTE PURCHASE AGREEMENT

EXECUTION COPY
================================================================================

                            WOODWARD GOVERNOR COMPANY

                                   $75,000,000

                     6.39% Senior Notes due October 15, 2011

                               ------------------

                             NOTE PURCHASE AGREEMENT

                               ------------------

                          Dated as of October 15, 2001

================================================================================

                                TABLE OF CONTENTS

SECTION 1.      AUTHORIZATION OF NOTES..................................................................1

SECTION 2.      SALE AND PURCHASE OF NOTES..............................................................1

SECTION 3.      CLOSING.................................................................................2

SECTION 4.      CONDITIONS TO CLOSING...................................................................2
     SECTION 4.1      REPRESENTATIONS AND WARRANTIES....................................................2
     SECTION 4.2      PERFORMANCE; NO DEFAULT...........................................................2
     SECTION 4.3      COMPLIANCE CERTIFICATES...........................................................2
     SECTION 4.4      GUARANTY AGREEMENT................................................................3
     SECTION 4.5      OPINIONS OF COUNSEL...............................................................3
     SECTION 4.6      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.........................................3

     SECTION 4.7      PAYMENT OF SPECIAL COUNSEL FEES...................................................4
     SECTION 4.8      PRIVATE PLACEMENT NUMBER..........................................................4
     SECTION 4.9      CHANGES IN CORPORATE STRUCTURE....................................................4
     SECTION 4.10     PROCEEDINGS AND DOCUMENTS.........................................................4
     SECTION 4.11     SALE OF ALL NOTES.................................................................4

SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................4
     SECTION 5.1      ORGANIZATION; POWER AND AUTHORITY.................................................4
     SECTION 5.2      AUTHORIZATION, ETC................................................................4
     SECTION 5.3      DISCLOSURE........................................................................5
     SECTION 5.4      ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES........................................5
     SECTION 5.5      FINANCIAL STATEMENTS..............................................................5
     SECTION 5.6      COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC......................................5
     SECTION 5.7      GOVERNMENTAL AUTHORIZATIONS, ETC..................................................6
     SECTION 5.8      LITIGATION; OBSERVANCE OF STATUTES AND ORDERS.....................................6
     SECTION 5.9      TAXES.............................................................................6
     SECTION 5.10     TITLE TO PROPERTY; LEASES.........................................................6
     SECTION 5.11     LICENSES, PERMITS, ETC............................................................7
     SECTION 5.12     COMPLIANCE WITH ERISA.............................................................7
     SECTION 5.13     PRIVATE OFFERING BY THE COMPANY...................................................8
     SECTION 5.14     USE OF PROCEEDS; MARGIN REGULATIONS...............................................8
     SECTION 5.15     EXISTING INDEBTEDNESS.............................................................8
     SECTION 5.16     FOREIGN ASSETS CONTROL REGULATIONS, ETC...........................................8
     SECTION 5.17     STATUS UNDER CERTAIN STATUTES.....................................................9

SECTION 6.            REPRESENTATIONS OF EACH PURCHASER.................................................9
     SECTION 6.1      PURCHASE FOR INVESTMENT...........................................................9
     SECTION 6.2      SOURCE OF FUNDS...................................................................9

SECTION 7.      INFORMATION AS TO THE COMPANY..........................................................10
     SECTION 7.1      FINANCIAL AND BUSINESS INFORMATION...............................................10
     SECTION 7.2      OFFICER'S CERTIFICATE............................................................12

     SECTION 7.3      INSPECTION.......................................................................13
     SECTION 7.4      INFORMATION REQUIRED BY RULE 144A................................................13

SECTION 8.      PREPAYMENT OF THE NOTES................................................................14
     SECTION 8.1      REQUIRED PREPAYMENTS.............................................................14
     SECTION 8.2      OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT......................................14
     SECTION 8.3      ALLOCATION OF PARTIAL PREPAYMENTS................................................14
     SECTION 8.4      MATURITY; SURRENDER, ETC.........................................................14
     SECTION 8.5      PURCHASE OF NOTES................................................................15
     SECTION 8.6      MAKE-WHOLE AMOUNT................................................................15
     SECTION 8.7      PREPAYMENT OF NOTES UPON CHANGE IN CONTROL.......................................16

SECTION 9.      AFFIRMATIVE COVENANTS..................................................................18
     SECTION 9.1      COMPLIANCE WITH LAW..............................................................18
     SECTION 9.2      INSURANCE........................................................................18
     SECTION 9.3      MAINTENANCE OF PROPERTIES........................................................18
     SECTION 9.4      PAYMENT OF TAXES AND CLAIMS......................................................18
     SECTION 9.5      CORPORATE EXISTENCE, ETC.........................................................19
     SECTION 9.6      GUARANTY BY SUBSIDIARIES.........................................................19
     SECTION 9.7      INTERCREDITOR AGREEMENT..........................................................20
     SECTION 9.8      NATURE OF BUSINESS...............................................................20

SECTION 10.     NEGATIVE COVENANTS.....................................................................20
     SECTION 10.1     CONSOLIDATED NET WORTH...........................................................20
     SECTION 10.2     LIMITATION ON CONSOLIDATED DEBT..................................................20
     SECTION 10.3     LIMITATION ON PRIORITY DEBT......................................................21
     SECTION 10.4     SUBSIDIARY DEBT..................................................................21
     SECTION 10.5     LIMITATION ON LIENS..............................................................22
     SECTION 10.6     INVESTMENTS......................................................................24
     SECTION 10.7     MERGER, CONSOLIDATION, ETC.......................................................25
     SECTION 10.8     LIMITATION ON SALE OF ASSETS.....................................................26
     SECTION 10.9     PERMITTED RECEIVABLES SECURITIZATION PROGRAM.....................................26
     SECTION 10.10    TRANSACTIONS WITH AFFILIATES.....................................................27

SECTION 11.     EVENTS OF DEFAULT......................................................................27

SECTION 12.     REMEDIES ON DEFAULT, ETC...............................................................29
     SECTION 12.1     ACCELERATION.....................................................................29
     SECTION 12.2     OTHER REMEDIES...................................................................29
     SECTION 12.3     RESCISSION.......................................................................30
     SECTION 12.4     NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC................................30

SECTION 13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................30
     SECTION 13.1     REGISTRATION OF NOTES............................................................30
     SECTION 13.2     TRANSFER AND EXCHANGE OF NOTES...................................................30
     SECTION 13.3     REPLACEMENT OF NOTES.............................................................31

SECTION 14.     PAYMENTS ON NOTES......................................................................31
     SECTION 14.1     PLACE OF PAYMENT.................................................................31
     SECTION 14.2     HOME OFFICE PAYMENT..............................................................31

SECTION 15.     EXPENSES, ETC..........................................................................32
     SECTION 15.1     TRANSACTION EXPENSES.............................................................32
     SECTION 15.2     SURVIVAL.........................................................................32

SECTION 16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................32

SECTION 17.     AMENDMENT AND WAIVER...................................................................33
     SECTION 17.1     REQUIREMENTS.....................................................................33
     SECTION 17.2     SOLICITATION OF HOLDERS OF NOTES.................................................33
     SECTION 17.3     BINDING EFFECT, ETC..............................................................33
     SECTION 17.4     NOTES HELD BY COMPANY, ETC.......................................................34

SECTION 18.     NOTICES................................................................................34

SECTION 19.     REPRODUCTION OF DOCUMENTS..............................................................34

SECTION 20.     CONFIDENTIAL INFORMATION...............................................................35

SECTION 21.     SUBSTITUTION OF PURCHASER..............................................................36

SECTION 22.     MISCELLANEOUS..........................................................................36
     SECTION 22.1     SUCCESSORS AND ASSIGNS...........................................................36
     SECTION 22.2     PAYMENTS DUE ON NON-BUSINESS DAYS................................................36
     SECTION 22.3     SEVERABILITY.....................................................................36
     SECTION 22.4     CONSTRUCTION.....................................................................36
     SECTION 22.5     COUNTERPARTS.....................................................................36
     SECTION 22.6     GOVERNING LAW....................................................................37

                     ATTACHMENTS TO NOTE PURCHASE AGREEMENT

SCHEDULE A           --      INFORMATION RELATING TO PURCHASERS
SCHEDULE B           --      DEFINED TERMS
SCHEDULE 5.3         --      DISCLOSURE
SCHEDULE 5.4         --      ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES
SCHEDULE 5.5         --      FINANCIAL STATEMENTS
SCHEDULE 5.15        --      EXISTING INDEBTEDNESS
SCHEDULE 10.5        --      EXISTING LIENS
SCHEDULE 10.6        --      EXISTING INVESTMENTS
EXHIBIT 1            --      FORM OF 6.39% SENIOR NOTE DUE OCTOBER 15, 2011
EXHIBIT 2            --      FORM OF GUARANTY AGREEMENT
EXHIBIT 4.5(a)       --      FORM OF OPINION OF GENERAL COUNSEL TO THE COMPANY AND THE
                             GUARANTORS
EXHIBIT 4.5(b)       --      FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY AND THE
                             GUARANTORS

                            WOODWARD GOVERNOR COMPANY
                            5001 North Second Street
                            Rockford, Illinois 61125

                     6.39% Senior Notes due October 15, 2011

                                                                     Dated as of
                                                                October 15, 2001
To Each of the Purchasers Listed in
  the Attached Schedule A:

Ladies and Gentlemen:

     WOODWARD GOVERNOR COMPANY, a Delaware corporation (the "COMPANY"), agrees with each of the purchasers listed on the attached Schedule A (the "PURCHASERS") as follows:

SECTION 1.      AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $75,000,000 aggregate principal amount of its 6.39% Senior Notes due October 15, 2011 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Section", "Schedule" or an "Exhibit" are, unless otherwise specified, to a Section of, or Schedule or Exhibit attached to, this Agreement.

SECTION 2.      SALE AND PURCHASE OF NOTES.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite each Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. Each Purchaser's obligations hereunder are several and not joint and no Purchaser shall have any obligation or liability to any Person for the performance or non-performance by any other Purchaser hereunder.

     The obligations of the Company hereunder and under the Notes are unconditionally guaranteed by Woodward FST, Inc., a Delaware corporation, and Woodward HSC, Inc., a New York corporation, and each other Subsidiary required to guarantee the Notes pursuant to Section 9.6 (each a "GUARANTOR" and, collectively, the "GUARANTORS"), pursuant to that certain Guaranty Agreement dated as of the date hereof (the "GUARANTY AGREEMENT") substantially in the form of Exhibit 2.

SECTION 3.      CLOSING.

     The sale and purchase of the Notes to be purchased by the Purchasers shall occur at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, at 10:00 a.m., Chicago time, at a closing (the "CLOSING") on October 17, 2001 or on such other Business Day thereafter on or prior to October 31, 2001 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company of immediately available funds by wire transfer for the account of the Company to account number 1867-064319 at Wachovia Bank, located at Winston-Salem, NC and identified by ABA number 053100494. If, at the Closing, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.      CONDITIONS TO CLOSING.

     Each Purchaser's obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing of the following conditions:

     SECTION 4.1 REPRESENTATIONS AND WARRANTIES

     (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     (b) The representations and warranties of the Guarantors in the Guaranty Agreement shall be correct when made and at the time of the Closing.

     SECTION 4.2 PERFORMANCE; NO DEFAULT. The Company and the Guarantors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company or the Guarantors, respectively, prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

     SECTION 4.3 COMPLIANCE CERTIFICATES.

     (a)  OFFICER'S CERTIFICATE.

               (1) The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

               (2) Each Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b) and 4.2 (as to such Guarantor) have been fulfilled.

     (b)  SECRETARY'S CERTIFICATE.

               (1) The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

               (2) Each Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Guaranty Agreement.

     SECTION 4.4 GUARANTY AGREEMENT. The Guaranty Agreement shall have been duly authorized, executed and delivered by the Guarantors, shall constitute the legal, valid and binding contract and agreement enforceable against each Guarantor in accordance with its terms and such Purchaser shall have received a true, correct and complete copy thereof.

     SECTION 4.5 OPINIONS OF COUNSEL. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Robert Reuterfors, Esq., general counsel to the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to such Purchaser), (b) from Chapman and Cutler, special counsel to the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to such Purchaser) and
(c) from Schiff Hardin & Waite, such Purchaser's special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request.

     SECTION 4.6 PURCHASE PERMITTED BY APPLICABLE LAW, ETC. On the date of the Closing, such Purchaser's purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate of the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

     SECTION 4.7 PAYMENT OF SPECIAL COUNSEL FEES. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of such Purchaser's special counsel referred to in Section 4.5(c) to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing.

     SECTION 4.8 PRIVATE PLACEMENT NUMBER. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     SECTION 4.9 CHANGES IN CORPORATE STRUCTURE. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     SECTION 4.10 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or they may reasonably request.

     SECTION 4.11 SALE OF ALL NOTES. The Company shall have concurrently herewith sold to each other Purchaser the Notes to be purchased by it at the Closing pursuant to the terms of this Agreement and received payment in full therefor.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser that:

     SECTION 5.1 ORGANIZATION; POWER AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

     SECTION 5.2 AUTHORIZATION, ETC. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5.3 DISCLOSURE. The Company, through its agent, Banc One Capital Markets, Inc., has delivered to such Purchaser a copy of a Confidential Offering Memorandum, dated September 2001, including attachments (the "MEMORANDUM"), relating to the transactions contemplated hereby. This Agreement, the Memorandum, the documents, certificates or other writings identified in
Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since September 30, 2000, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.4 ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES. (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien.

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     SECTION 5.5 FINANCIAL STATEMENTS. The Company has delivered to such Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     SECTION 5.6 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. (a) The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, or any organizational or constitutive document (such as any charter, bylaws, partnership agreement or limited liability company operating agreement) of the Company or any Subsidiary, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     (b) All obligations under the Guaranty Agreement are direct and unsecured obligations of the Guarantors ranking PARI PASSU as against the assets of the Guarantors with all other unsecured Indebtedness (actual or contingent) of the Guarantors which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Guarantors.

     SECTION 5.7 GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     SECTION 5.8 LITIGATION; OBSERVANCE OF STATUTES AND ORDERS. (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     SECTION 5.9 TAXES. The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 1997.

     SECTION 5.10 TITLE TO PROPERTY; LEASES. The Company and its Subsidiaries have good and sufficient title to their respective Material properties including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

     SECTION 5.11 LICENSES, PERMITS, ETC. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

     SECTION 5.12 COMPLIANCE WITH ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under
Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

     (d) The expected post retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to

Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

     SECTION 5.13 PRIVATE OFFERING BY THE COMPANY. Neither the Company nor anyone acting on its behalf has offered the Notes, the Guaranty Agreement or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 35 other Institutional Investors, each of which has been offered the Notes and the Guaranty Agreement at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the delivery of the Guaranty Agreement to the registration requirements of Section 5 of the Securities Act.

     SECTION 5.14 USE OF PROCEEDS; MARGIN REGULATIONS. The Company will apply the proceeds of the sale of the Notes to refinance existing indebtedness of the Company and its Subsidiaries and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section 5.14, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     SECTION 5.15 EXISTING INDEBTEDNESS. Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $2,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     SECTION 5.16 FOREIGN ASSETS CONTROL REGULATIONS, ETC. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or the Anti-Terrorism Order or any enabling legislation or executive order relating thereto.

     SECTION 5.17 STATUS UNDER CERTAIN STATUTES. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 6.        REPRESENTATIONS OF EACH PURCHASER.

     SECTION 6.1 PURCHASE FOR INVESTMENT. Each Purchaser represents that such Purchaser is purchasing the Notes for such Purchaser's own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such exemption is required by law, and that the Company is not required to register the Notes.

     SECTION 6.2 SOURCE OF FUNDS. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or
     (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) (i) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), (ii) no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM,
     (iii) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, (iv) neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (v) the identity of such QPAM and the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d)     the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If any Purchaser or any prospective transferee of a Note identifies a plan pursuant to paragraphs (b), (c) or (e) above, the Company shall deliver a certificate on the Closing Date, with respect to such Purchaser and on or prior to the date of any transfer of any Note, with respect to any prospective transferee, which certificate shall state (x) whether it is a party in interest or a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (y) with respect to any plan, identified pursuant to paragraph (c) above, whether it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has, at such time or during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

     As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.        INFORMATION AS TO THE COMPANY.

     SECTION 7.1 FINANCIAL AND BUSINESS INFORMATION. The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) QUARTERLY STATEMENTS -- within sixty (60) days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of earnings, shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments, PROVIDED that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) ANNUAL STATEMENTS -- within one hundred five (105) days after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of earnings, shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, PROVIDED that delivery within the time period specified above of copies of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange
     Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

     (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (other than any registration statements on Form S-8 or its equivalent and without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

          (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five (5) Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA MATTERS -- promptly, and in any event within five (5) Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
          Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

          (f) BANK CREDIT AGREEMENT -- substantially concurrent with the transmission thereof, copies (unless otherwise delivered pursuant to the other provisions of this Section 7.1) of all financial statements, notices, reports and other information given by or on behalf of the Company or any of its Subsidiaries to the financial institutions party to the Bank Credit Agreement (excluding routine matters such as borrowing requests); and

          (g) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     SECTION 7.2 OFFICER'S CERTIFICATE. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.9 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure by the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     SECTION 7.3 INSPECTION. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times (which shall be during normal business hours) and as often as may be reasonably requested in writing; and

          (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

     SECTION 7.4 INFORMATION REQUIRED BY RULE 144A. The Company shall, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of a Note except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange

Act. For purpose of this Section 7.4, the term "QUALIFIED INSTITUTIONAL BUYER" shall have the meaning specified in Rule 144A under the Securities Act.

Section 8.        PREPAYMENT OF THE NOTES.

     SECTION 8.1 REQUIRED PREPAYMENTS. On October 15, 2005 and on each October 15 thereafter to and including October 15, 2010, the Company will prepay $10,714,286 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this
Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase. The entire remaining principal amount of the Notes shall become due and payable on October 15, 2011.

     SECTION 8.2 OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in aggregate principal amount in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with the interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     SECTION 8.3 ALLOCATION OF PARTIAL PREPAYMENTS. In the case of each partial prepayment of Notes pursuant to the provisions of Section 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

     SECTION 8.4 MATURITY; SURRENDER, ETC. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     SECTION 8.5 PURCHASE OF NOTES. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least fifteen (15) Business Days. If the holders of more than 30% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date of such offer shall be extended by the number of days necessary to give each such remaining holder at least five
(5) Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     SECTION 8.6 MAKE-WHOLE AMOUNT. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Services Screen) for "on the run" U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for "on the run" U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the "on the run" U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the "on the run" U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     SECTION 8.7 PREPAYMENT OF NOTES UPON CHANGE IN CONTROL. (a) NOTICE OF CHANGE IN CONTROL. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes UNLESS notice in respect of such Change in Control (or Change in Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.7 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.7.

     (b) CONDITION TO COMPANY ACTION. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least thirty (30) days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in paragraph (c) of this Section 8.7, accompanied by the certificate described in paragraph (g) of this Section 8.7, and
(ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

     (c) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, "HOLDER" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "PROPOSED PREPAYMENT DATE"). If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.7, such date shall be not less than thirty (30) days and not more than sixty (60) days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the thirtieth (30th) day after the date of such offer). If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (b) of this Section 8.7, such date shall be the proposed date of the Change in Control.

     (d) ACCEPTANCE/REJECTION. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least one (1) Business Day prior to the Proposed Prepayment Date; PROVIDED that if such Proposed Prepayment Date shall be deferred pursuant to paragraph (f) of this Section 8.7 for more than ten (10) Business Days, then any acceptance of an offer may be rescinded by a holder by written notice delivered to the Company not less than three (3) days prior to any deferred prepayment date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

     (e)  PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this
Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without payment of the Make-Whole Amount or any premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this
Section 8.7.

     (f) DEFERRAL PENDING CHANGE IN CONTROL. The obligation of the Company to prepay Notes pursuant to the offers required by paragraph (b) and accepted in accordance with paragraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Controls occurs. The Company shall keep each holder of Notes reasonably and timely informed of
(i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

     (g)  OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this
Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:
(i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

Section 9.        AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

     SECTION 9.1 COMPLIANCE WITH LAW. The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

     SECTION 9.2 INSURANCE. The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     SECTION 9.3 MAINTENANCE OF PROPERTIES. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this
Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

     SECTION 9.4 PAYMENT OF TAXES AND CLAIMS. The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

     SECTION 9.5 CORPORATE EXISTENCE, ETC. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate or other legal entity existence of each of its Subsidiaries (unless merged into the Company or another Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or other legal entity existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

     SECTION 9.6 GUARANTY BY SUBSIDIARIES. (a) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any existing or newly acquired or formed Subsidiary of the Company becomes obligated as a guarantor or obligor under the Bank Credit Agreement, the Company shall, at its sole cost and expense, cause such Subsidiary to concurrently therewith become a Guarantor in respect of this Agreement and the Notes, and within ten (10) Business Days thereafter shall deliver to each of the holders of the Notes the following items:

                  (1) an executed supplement to the Guaranty Agreement in the form of Exhibit A thereto (a "GUARANTY SUPPLEMENT");

                  (2) such documents and evidence with respect to such Subsidiary as the Required Holders may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by such Guaranty Supplement; and

                  (3) an opinion of counsel to the Company and such Subsidiary in form and substance satisfactory to the Required Holders to the effect that (i) such Guaranty Supplement has been duly authorized, executed and delivered by such Subsidiary, (ii) the Guaranty Agreement as supplemented by such Guaranty Supplement constitutes the legal, valid and binding contract and agreement of such Subsidiary, enforceable in accordance with its terms (except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles) and (iii) the execution, delivery and performance by such Subsidiary of such Guaranty Supplement do not violate any law, rule or regulation applicable to such Subsidiary, or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien not permitted by Section 10.5 pursuant to (A) the provisions of the charter, bylaws, certificate of formation, operating agreement or other constitutive documents of such Subsidiary, or (B) any agreement or other instrument to which such Subsidiary is a party or by which such Subsidiary may be bound.

     (b) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any Guarantor is discharged and released from its Guaranty of Indebtedness under the Bank Credit Agreement and (1) such Guarantor is not a co-obligor under the Bank Credit Agreement and (2) the Company shall have delivered to each holder of Notes an Officer's Certificate certifying that (i) the condition specified in clause (1) above has been satisfied and (ii) immediately preceding the release of such Guarantor from the Guaranty Agreement and after giving effect thereto, no Default or Event of Default shall have existed or would exist, then, upon receipt by the holders of Notes of such Officer's Certificate, such Guarantor shall be discharged and released, automatically and without the need for any further action, from its obligations under the Guaranty Agreement. Without limiting the foregoing, for purposes of further assurance, each of the holders of the Notes agrees to provide to the Company and such Guarantor, if reasonably requested by the Company or such Guarantor and at the Company's expense, written evidence of such discharge and release signed by such holder.

     SECTION 9.7 INTERCREDITOR AGREEMENT. If at any time, pursuant to the terms and conditions of any Successor Credit Agreement, Subsidiaries of the Company are required to provide a Guaranty of the Company's Indebtedness under such Successor Credit Agreement, the Company shall concurrently with the execution thereof or the granting of such Guaranties cause the lenders under such Successor Credit Agreement to enter into an intercreditor agreement in form and substance (including, without limitation, as to the sharing of recoveries and set offs) reasonably satisfactory to the Required Holders (the "INTERCREDITOR AGREEMENT") with the holders of Notes. Within ten (10) Business Days following the execution of any such Intercreditor Agreement, the Company shall deliver an executed copy thereof to each holder of Notes.

     SECTION 9.8 NATURE OF BUSINESS. Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries, would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement.

Section 10.       NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     SECTION 10.1 CONSOLIDATED NET WORTH. The Company will not at any time permit Consolidated Net Worth to be less than the sum of (a) $225,000,000 PLUS
(b) an aggregate amount equal to 50% of its Consolidated Net Earnings (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending September 30, 2002.

     SECTION 10.2 LIMITATION ON CONSOLIDATED DEBT. The Company will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to, any Consolidated Debt, UNLESS on the date the Company or such

Subsidiary becomes liable with respect to any such Consolidated Debt and immediately after giving effect thereto and the concurrent retirement of any other Consolidated Debt,

               (i)    no Default or Event of Default exists,

               (ii) the ratio of Consolidated Debt to Consolidated Operating Cash Flow for the then most recently ended period of four consecutive fiscal quarters of the Company would not exceed 3.50 to 1.0, and

               (iii) in the case that such Consolidated Debt constitutes Priority Debt, such Priority Debt is permitted by Section 10.3.

     For all purposes of this Section 10.2, any Person becoming a Subsidiary after the date of this Agreement shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Indebtedness, and any Person extending, renewing or refunding any Indebtedness shall be deemed to have incurred such Indebtedness at the time of such extension, renewal or refunding.

     SECTION 10.3 LIMITATION ON PRIORITY DEBT. The Company will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth (determined as of the then most recently ended fiscal quarter of the Company).

     SECTION 10.4 SUBSIDIARY DEBT. The Company will not at any time permit any Subsidiary to, create, incur, assume, guarantee, permit to exist or otherwise become or remain directly or indirectly liable with respect to any Indebtedness other than:

          (a) Indebtedness of a Subsidiary outstanding on the date of this Agreement described on Schedule 5.15 and any extension, renewal or refunding thereof if the principal amount thereof is not increased in connection with such extension, renewal or refunding;

          (b) Indebtedness of a Subsidiary owed to the Company or a Wholly-owned Subsidiary;

          (c) Guarantees by a Subsidiary of Indebtedness of another Subsidiary that is otherwise permitted under the terms of this Agreement;

          (d) Indebtedness evidenced by any Guaranty of the Bank Credit Agreement and Indebtedness evidenced by the Guaranty Agreement (as the same may be supplemented from time to time by any Guaranty Supplement);

          (e) Indebtedness of a Subsidiary in connection with a Permitted Receivables Securitization program permitted pursuant to Section 10.9;

          (f) Indebtedness of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary provided that (i) such Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (ii) immediately after such Subsidiary becomes a Subsidiary no Default or Event of Default shall exist, and

     PROVIDED, FURTHER, that such Indebtedness may not be extended, renewed or refunded except as otherwise permitted by this Agreement; and

          (g) additional Indebtedness of a Subsidiary; PROVIDED that on the date the Subsidiary incurs or otherwise becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the application of the proceeds thereof,

               (1) no Default or Event of Default shall exist;

               (2) such Indebtedness can be incurred within the applicable limitations provided in Sections 10.2 and 10.3; and

               (3) the total amount of all Indebtedness permitted under this
          Section 10.4(g) at no time exceeds an amount equal to 15% of Consolidated Net Worth.

     SECTION 10.5 LIMITATION ON LIENS. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, except:

          (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

          (b) any attachment or judgment Lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay;

          (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

          (d) Liens (other than any Lien imposed by ERISA) incidental to the normal conduct of the business of the Company or any Subsidiary or the ownership of its property which are not incurred or made in connection with the incurrence of Indebtedness and which do not, individually or in the aggregate, materially impair the use of such property in the operation of the business of the Company and its Subsidiaries, taken as a whole, or the value of such property for the purposes of such business;

          (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company and its Subsidiaries, taken as a whole, or the value of such property for the purposes of such business;

          (f) minor survey exceptions and similar Liens, PROVIDED that such Liens do not, in the aggregate, materially detract from the value of such property in the operation of the business of the Company and its Subsidiaries;

          (g) Liens on property or assets of the Company or any Subsidiary securing Indebtedness owing to the Company or another Subsidiary;

          (h)  Liens existing on the date hereof and reflected in Schedule 10.5;

          (i) any Liens existing on the property of a Person at the time such Person is merged into or consolidated with the Company or a Subsidiary or its becoming a Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person as an entirety to the Company or a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), PROVIDED that
     (i) such Liens were not incurred, extended or renewed in contemplation of such merger, consolidation or acquisition of property, (ii) each such Lien shall attach solely to the assets so acquired or purchased, (iii) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted by the terms of this Agreement, and (iv) such Liens shall not exceed 100% of the Fair Market Value of the related property;

          (j) Liens incurred after the date of Closing on any property acquired, improved or constructed by the Company or a Subsidiary and created contemporaneously with or within one hundred eighty (180) days of such acquisition, improvement or construction which secure all or any part of the purchase price or cost of construction or improvement of such property, PROVIDED that (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon), (ii) the aggregate principal amount of Indebtedness secured by such Lien and all other Indebtedness secured by any other Lien on such property or such improvement does not exceed in the aggregate 100% of the lesser of (y) the cost of such property or improvement or (z) the Fair Market Value thereof at the time of incurrence, and (iii) all such Indebtedness is otherwise permitted by the terms of this Agreement;

          (k) Liens incurred pursuant to a Permitted Receivables Securitization program, PROVIDED that such Permitted Receivables Securitization program is permitted pursuant to Section 10.9;

          (l) any Lien renewing, extending or refunding any Lien permitted by paragraph (h), (i) or (j) of this Section 10.5, PROVIDED that (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and
     (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

          (m)  Liens in addition to those permitted by paragraphs (a) through
     (l), inclusive of this Section 10.5, PROVIDED that at the time of incurrence of such other Liens and after giving effect thereto, (1) the total amount of Indebtedness secured by Liens pursuant to this Section 10.5(m) at no time exceeds an amount equal to 15% of Consolidated Net Worth and (2) the Company is in compliance with the terms of Section 10.3.

     SECTION 10.6 INVESTMENTS. The Company will not, and will not permit any Subsidiary to, make any Investment, except:

          (a) Investments in property or assets used in the ordinary course of the business of the Company and its Subsidiaries;

          (b) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

          (c) Investments in one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary;

          (d)  Investments existing on the date of the Closing and disclosed in
     Schedule 10.6;

          (e) Investments in United States Governmental Securities, PROVIDED that such obligations mature within five (5) years from the date of acquisition thereof;

          (f) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state which mature within 365 days from the date of acquisition thereof and which, in each case, are rated "AA" or better by S&P, or "Aa2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing;

          (g) Investments in certificates of deposit, time deposits and bankers' acceptances maturing within one year from the date of issuance thereof, issued by Acceptable Banks;

          (h) Investments in commercial paper maturing in 365 days or less from the date acquired which, at the time of acquisition by the Company or any Subsidiary, is accorded a rating of "A1" or better by S&P or "P1" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing;

          (i)  Investments in Repurchase Agreements; and

          (j) Investments not otherwise permitted by the foregoing clauses (a) through (i), inclusive of this Section 10.6, PROVIDED that the aggregate amount of Investments outstanding pursuant to this clause (j) shall not at any time exceed 15% of Consolidated Net Worth (determined as of the most recently ended fiscal quarter of the Company).

     As of any date of determination, each Investment shall be valued at the greater of (but in no event less than zero):

          (x) the amount at which such Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Investment is not shown on any such books); and

          (y)  either

               (i) in the case of any Guaranty of the obligation of any Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

               (ii) in the case of any other Investment, the excess of (x) the greater of (A) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Investment through the sale or other liquidation thereof or part thereof or otherwise.

     SECTION 10.7 MERGER, CONSOLIDATION, ETC. The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Company or another Subsidiary and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.8), PROVIDED that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "SUCCESSOR COMPANY"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

          (b) if the Company is not the Successor Company, such Successor Company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes an opinion of Schiff Hardin & Waite, Chapman and Cutler or other nationally recognized independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms (except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles);

          (c)  immediately after giving effect to such transaction:

               (i) no Default or Event of Default would exist, and

               (ii) the Successor Company would be permitted by the provisions of Section 10.2 hereof to incur at least $1.00 of additional Consolidated Debt; and

          (d) each Guarantor confirms in writing its obligations under and pursuant to the Guaranty Agreement;

PROVIDED, HOWEVER, that no such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company (or any successor) from its liability under this Agreement or the Notes.

     SECTION 10.8 LIMITATION ON SALE OF ASSETS. Except as permitted under
Section 10.7, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

          (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary; and

          (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist and the Company would be permitted by the provisions of Section 10.2 hereof to incur at least $1.00 of additional Consolidated Debt; and

          (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring during the then current fiscal year of the Company, would not exceed an amount equal to 15% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of the Company.

     If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date, shall be deemed not to be an Asset Disposition.

     SECTION 10.9 PERMITTED RECEIVABLES SECURITIZATION PROGRAM. The Company will not, and will not permit any Subsidiary to, sell any Securitization Assets pursuant to a Permitted Receivables Securitization program or otherwise unless
(a) immediately before and after giving effect to such sale, no Default or Event of Default exists, (b) after giving effect to such sale, the aggregate outstanding face amount of Securitization Assets sold by the Company or a Subsidiary pursuant to a Permitted Receivables Securitization program does not exceed an amount equal to 15% of Consolidated Total Assets and (c) immediately after the giving effect to such sale, the

Company would be permitted by the provisions of Section 10.2 hereof to incur at least $1.00 of additional Consolidated Debt.

     SECTION 10.10 TRANSACTIONS WITH AFFILIATES. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

Section 11.       EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within thirty
     (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "NOTICE OF DEFAULT" and to refer specifically to this paragraph (d) of Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $20,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

          (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes any action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within sixty (60) days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $15,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within sixty (60) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA
     Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $15,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i), (ii),
     (iv), (v) or (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA; or

          (k) (i) a default shall occur under the Guaranty Agreement and such default shall continue beyond the period of grace, if any, allowed with respect thereto or (ii) except as expressly permitted under Section 9.6(b), the Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever with respect to one or more Guarantors, including, without limitation, a determination by any Governmental Authority or court that such agreement is invalid, void or unenforceable with respect to one or more Guarantors or any Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under the Guaranty Agreement.

Section 12.       REMEDIES ON DEFAULT, ETC.

     SECTION 12.1 ACCELERATION (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c)  If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, PLUS (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     SECTION 12.2 OTHER REMEDIES. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     SECTION 12.3 RESCISSION. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this
Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     SECTION 12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     SECTION 13.1 REGISTRATION OF NOTES. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     SECTION 13.2 TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

     SECTION 13.3 REPLACEMENT OF NOTES. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.      PAYMENTS ON NOTES.

     SECTION 14.1 PLACE OF PAYMENT. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Rockford, Illinois at the principal office of the Company. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     SECTION 14.2 HOME OFFICE PAYMENT. So long as a Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Purchaser's nominee such Purchaser will, at such Purchaser's election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

SECTION 15.      EXPENSES, ETC.

     SECTION 15.1 TRANSACTION EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser).

     SECTION 15.2 SURVIVAL. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by each Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.      AMENDMENT AND WAIVER.

     SECTION 17.1 REQUIREMENTS. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes,
(ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     SECTION 17.2 SOLICITATION OF HOLDERS OF NOTES. (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     SECTION 17.3 BINDING EFFECT, ETC. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     SECTION 17.4 NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.      NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

               (i) if to a Purchaser or a Purchaser's nominee, to such Purchaser or it at the address specified for such communications in Schedule A, or at such other address as such Purchaser or it shall have specified to the Company in writing,

               (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.      REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.      CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to each Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, PROVIDED that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes and is consistent with such procedures), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes, this Agreement or the Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.      SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.      MISCELLANEOUS.

     SECTION 22.1 SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     SECTION 22.2 PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     SECTION 22.3 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 22.4 CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     SECTION 22.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     SECTION 22.6 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

     If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between such Purchaser and the Company.

                                        Very truly yours,

                                        WOODWARD GOVERNOR COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

The foregoing is hereby agreed to as of the date thereof.

                                        [VARIATION]

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                       INFORMATION RELATING TO PURCHASERS

-------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE PRINCIPAL
               NAME AND ADDRESS OF PURCHASER                       AMOUNT OF NOTES                  NOTE
                                                                   TO BE PURCHASED            DENOMINATION(S)
-------------------------------------------------------------------------------------------------------------
CONNECTICUT GENERAL LIFE INSURANCE COMPANY                           $11,800,000                 $3,800,000
                                                                                                 $3,000,000
                                                                                                 $1,000,000
                                                                                                 $1,000,000
                                                                                                 $1,000,000
                                                                                                 $1,000,000
                                                                                                 $1,000,000

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

CHASE NYC/CTR/
BNF=CIGNA PRIVATE PLACEMENTS/AC=9009001802
ABA# 021000021

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the
PPN, and the due date and application (as among principal,
premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

CIG & CO.
C/O CIGNA INVESTMENTS, INC.
ATTENTION:  SECURITIES PROCESSING S-146
900 COTTAGE GROVE ROAD
HARTFORD, CT  06152-2146

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CT 06103
FAX:  860-534-7203

WITH A COPY TO:

CHASE MANHATTAN BANK
PRIVATE PLACEMENT SERVICING
P.O. BOX 1508
BOWLING GREEN STATION
NEW YORK, NEW YORK  10081
ATTENTION:  CIGNA PRIVATE PLACEMENTS
FAX:  212-552-3107/1005
-------------------------------------------------------------------------------------------------------------
                                   SCHEDULE A
                          (to Note Purchase Agreement)


-------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE PRINCIPAL
               NAME AND ADDRESS OF PURCHASER                       AMOUNT OF NOTES                  NOTE
                                                                   TO BE PURCHASED            DENOMINATION(S)
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CONNECTICUT  06103
FAX: 860-534-7203
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:

13-3574027
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:

CIG & CO.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE PRINCIPAL
               NAME AND ADDRESS OF PURCHASER                       AMOUNT OF NOTES                  NOTE
                                                                   TO BE PURCHASED            DENOMINATION(S)
-------------------------------------------------------------------------------------------------------------
LIFE INSURANCE COMPANY OF NORTH AMERICA                              $4,200,000                  $4,200,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE NYC/CTR/
BNF=CIGNA PRIVATE PLACEMENTS/AC=9009001802
ABA# 021000021

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the
PPN, and the due date and application (as among principal,
premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

CIG & CO.
C/O CIGNA INVESTMENTS, INC.
ATTENTION:  SECURITIES PROCESSING S-146
900 COTTAGE GROVE ROAD
HARTFORD, CT  06152-2146

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CT 06103
FAX:  860-534-7203

WITH A COPY TO:

CHASE MANHATTAN BANK
PRIVATE PLACEMENT SERVICING
P.O. BOX 1508
BOWLING GREEN STATION
NEW YORK, NEW YORK  10081
ATTENTION:  CIGNA PRIVATE PLACEMENTS
FAX:  212-552-3107/1005
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CONNECTICUT  06103
FAX: 860-534-7203
-------------------------------------------------------------------------------------------------------------

                                       A-3

-------------------------------------------------------------------------------------------------------------
Tax Identification No.:

13-3574027
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:
CIG & CO.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL                NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
CIGNA LIFE INSURANCE COMPANY OF NEW YORK                             $3,000,000                  $3,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE NYC/CTR/
BNF=CIGNA PRIVATE PLACEMENTS/AC=9009001802
ABA# 021000021

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to
the PPN, and the due date and application (as among
principal, premium and interest) of the payment
being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

CIG & CO.
C/O CIGNA INVESTMENTS, INC.
ATTENTION:  SECURITIES PROCESSING S-146
900 COTTAGE GROVE ROAD
HARTFORD, CT  06152-2146

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CT 06103
FAX:  860-534-7203

WITH A COPY TO:

CHASE MANHATTAN BANK
PRIVATE PLACEMENT SERVICING
P.O. BOX 1508
BOWLING GREEN STATION
NEW YORK, NEW YORK  10081
ATTENTION:  CIGNA PRIVATE PLACEMENTS
FAX:  212-552-3107/1005
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

CIG & CO.
C/O CIGNA RETIREMENT & INVESTMENT SERVICES
ATTENTION:  PRIVATE AND ALTERNATIVE INVESTMENTS, H16B
280 TRUMBULL STREET
HARTFORD, CONNECTICUT  06103
FAX: 860-534-7203
-------------------------------------------------------------------------------------------------------------
Tax Identification No.: 13-3574027
-------------------------------------------------------------------------------------------------------------

                                      A-5

Name of Nominee in which Notes are to be issued:
CIG & CO.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL                NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
NEW YORK LIFE INSURANCE COMPANY                                      $9,000,000                  $9,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE MANHATTAN BANK
NEW YORK, NEW YORK  10019
ABA NO. 021-000-021
CREDIT:  NEW YORK LIFE INSURANCE COMPANY
GENERAL ACCOUNT NO. 008-9-00687

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the
PPN, and the due date and application (as among principal,
premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK  10010-1603

ATTENTION:  TREASURY DEPARTMENT
            SECURITIES INCOME SECTION
            ROOM 209
            FAX #:  (212) 447-4160
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

ATTENTION:  INVESTMENT DEPARTMENT
            PRIVATE FINANCE GROUP
            ROOM 206
            FAX #:  (212) 447-4122

WITH A COPY OF ANY NOTICES  REGARDING  DEFAULTS OR EVENTS OF
DEFAULT UNDER THE OPERATIVE DOCUMENTS TO:

ATTENTION:  OFFICE OF GENERAL COUNSEL
            INVESTMENT SECTION, ROOM 1107
            FAX #:  (212) 576-8340
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  13-5582869
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:

NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL                NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION                      $4,000,000                  $4,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE MANHATTAN BANK
NEW YORK, NEW YORK
ABA NO. 021-000-021
CREDIT:  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
GENERAL ACCOUNT NO. 323-8-47382

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
C/O NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK  10010-1603

ATTENTION:     TREASURY DEPARTMENT
               SECURITIES INCOME SECTION
               ROOM 209
               FAX #: (212) 447-4160
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
C/O NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK  10010-1603

ATTENTION:     INVESTMENT DEPARTMENT
               PRIVATE FINANCE GROUP
               ROOM 206
               FAX #:  (212) 447-4122

WITH A COPY OF ANY NOTICES REGARDING DEFAULTS OR EVENTS OF
DEFAULT UNDER THE OPERATIVE DOCUMENTS TO:

ATTENTION:     OFFICE OF GENERAL COUNSEL
               INVESTMENT SECTION, ROOM 1107
               FAX #:  (212) 576-8340
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   13-3044743
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION                      $2,000,000                 $2,000,000
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE MANHATTAN BANK
NEW YORK, NEW YORK
ABA NO. 021-000-021
CREDIT:  NYLIAC SEPARATE BOLI 3 BROAD FIXED
GENERAL ACCOUNT NO. 323-8-39002

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
C/O NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK  10010-1603

ATTENTION:  TREASURY DEPARTMENT
            SECURITIES INCOME SECTION
            ROOM 209
            FAX # (212) 447-4160
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
C/O NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE
NEW YORK, NEW YORK  10010-1603

ATTENTION:  INVESTMENT DEPARTMENT
            PRIVATE FINANCE GROUP
            ROOM 206
            FAX #: (212) 447-4122

WITH A COPY OF ANY NOTICES REGARDING DEFAULTS OR EVENTS OF
DEFAULT UNDER THE OPERATIVE DOCUMENTS TO:

ATTENTION:  OFFICE OF GENERAL COUNSEL
            INVESTMENT SECTION, ROOM 1107
            FAX #:  (212) 576-8340
-------------------------------------------------------------------------------------------------------------

                                      A-9

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   13-3044743
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
NATIONWIDE LIFE INSURANCE COMPANY                                    $8,500,000                 $8,500,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

THE BANK OF NEW YORK
ABA #021-000-018
BNF:  IOC566
F/A/O NATIONWIDE LIFE INSURANCE COMPANY
ATTN:  P & I DEPARTMENT
PPN# 980745 A* 4
SECURITY DESCRIPTION

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the
PPN, and the due date and application (as among principal,
premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

NATIONWIDE LIFE INSURANCE COMPANY
C/O THE BANK OF NEW YORK
P.O. BOX 19266
ATTN:  P & I DEPARTMENT
NEWARK, NJ  07195

WITH A COPY TO:

NATIONWIDE LIFE INSURANCE COMPANY
ATTN:  INVESTMENT ACCOUNTING
ONE NATIONWIDE PLAZA (1-32-05)
COLUMBUS, OHIO  43215-2220
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

NATIONWIDE LIFE INSURANCE COMPANY
ONE NATIONWIDE PLAZA (1-33-07)
COLUMBUS, OHIO  43215-2220
ATTENTION:  CORPORATE FIXED-INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   31-4156830
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                  $3,000,000                 $3,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

THE BANK OF NEW YORK
ABA #021-000-018
BNF:  IOC566
F/A/O NATIONWIDE MUTUAL INSURANCE COMPANY
ATTN:  P & I DEPARTMENT
PPN# 980745 A* 4
SECURITY DESCRIPTION

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

NATIONWIDE MUTUAL INSURANCE COMPANY
C/O THE BANK OF NEW YORK
P.O. BOX 19266
ATTN:  P & I DEPARTMENT
NEWARK, NJ  07195

WITH A COPY TO:

NATIONWIDE MUTUAL INSURANCE COMPANY
ATTN:  INVESTMENT ACCOUNTING
ONE NATIONWIDE PLAZA (1-32-05)
COLUMBUS, OHIO  43215-2220
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

NATIONWIDE MUTUAL INSURANCE COMPANY
ONE NATIONWIDE PLAZA (1-33-07)
COLUMBUS, OHIO  43215-2220
ATTENTION:  CORPORATE FIXED-INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   31-4177100
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
AMCO INSURANCE COMPANY                                               $1,000,000                 $1,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

THE BANK OF NEW YORK
ABA #021-000-018
BNF:  IOC566
F/A/O AMCO INSURANCE COMPANY
ATTN:  P & I DEPARTMENT
PPN# 980745 A* 4
SECURITY DESCRIPTION

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

AMCO INSURANCE COMPANY
C/O THE BANK OF NEW YORK
P.O. BOX 19266
ATTN:  P & I DEPARTMENT
NEWARK, NJ  07195

WITH A COPY TO:

AMCO INSURANCE COMPANY
ATTN:  INVESTMENT ACCOUNTING
ONE NATIONWIDE PLAZA (1-32-05)
COLUMBUS, OHIO  43215-2220
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

AMCO INSURANCE COMPANY
ONE NATIONWIDE PLAZA (1-33-07)
COLUMBUS, OHIO  43215-2220
ATTENTION:  CORPORATE FIXED-INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   42-6054959
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                          $1,000,000                 $1,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CITIBANK, N.A.
111 WALL STREET
NEW YORK, NY  10043
ABA NO. 021000089
FOR MASSMUTUAL STRUCTURED SETTLEMENT FUND
ACCOUNT NO. 4065-5423
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

With telephone advice of payment to the Securities Custody and Collection Department of David L.Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   04-1590850
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                          $1,800,000                 $1,800,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CITIBANK, N.A.
111 WALL STREET
NEW YORK, NY  10043
ABA NO. 021000089
FOR MASSMUTUAL SPOT PRICED CONTRACT
ACCOUNT NO. 3890-4953
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

With telephone advice of payment to the Securities Custody and Collection Department of David L.Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  04-1590850
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                          $2,600,000                 $2,600,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CHASE MANHATTAN BANK, N.A.
4 CHASE METROTECH CENTER
NEW YORK, NY  10081
ABA NO. 021000021
FOR MASSMUTUAL PENSION MANAGEMENT
ACCOUNT NO. 910-2594018
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

with telephone advice of payment to the Securities Custody and Collection Department of David L.Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   04-1590850
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                           $3,600,000                 $3,600,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CITIBANK, N.A.
111 WALL STREET
NEW YORK, NY  10043
ABA NO. 021000089
FOR MASSMUTUAL LONG-TERM POOL
ACCOUNT NO. 4067-3488
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

With telephone advice of payment to the Securities Custody and Collection Department of David L.Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111

ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  04-1590850
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
C.M. LIFE INSURANCE COMPANY                                           $500,000                   $500,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CITIBANK, N.A.
111 WALL STREET
NEW YORK, NY  10043
ABA NO. 021000089
FOR SEGMENT 43 - UNIVERSAL LIFE
ACCOUNT NO. 4068-6561
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

with telephone advice of payment to the Securities Custody and Collection Department of David L.Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

C.M. LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111
ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

C.M. LIFE INSURANCE COMPANY
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111
ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  06-1041383
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MASSMUTUAL ASIA LIMITED                                               $500,000                   $500,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

CITIBANK, N.A.
111 WALL STREET
NEW YORK, NY  10043
ABA NO. 021000089
ACCOUNT NO. 30413797
RE: DESCRIPTION OF SECURITY, PRINCIPAL AND INTEREST SPLIT

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc.
at (413) 744-5104 or (413) 744-5718

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate,
issuance date, and final maturity date) of the Notes on
account of which such payment is made, a reference to the
PPN, and the due date and application (as among  principal,
premium and interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MASSMUTUAL ASIA LIMITED
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111
ATTENTION:  SECURITIES CUSTODY AND COLLECTION
            DEPARTMENT - F381

-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MASSMUTUAL ASIA LIMITED
C/O DAVID L. BABSON & COMPANY INC.
1295 STATE STREET
SPRINGFIELD, MA  01111
ATTENTION:  SECURITIES INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:

GERLACH & CO.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MINNESOTA LIFE INSURANCE COMPANY                                     $7,500,000                 $7,500,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire
transfer of immediately available funds for credit to:

BANKERS TRUST NEW YORK
ABA #021-001-033
DDA #50-189518
REF:  ISSUER, RATE, MATURITY, PPN 980745 A* 4, P&I BREAKDOWN

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all communications and notices:

MINNESOTA LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH
ST. PAUL, MINNESOTA  55101

ATTENTION:  ADVANTUS CAPITAL MANAGEMENT, INC.
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  41-0417830
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:

NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
MODERN WOODMEN OF AMERICA                                            $6,000,000                 $6,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL  60675
ABA NO. 071-000-152
ACCOUNT NAME:  MODERN WOODMEN OF AMERICA
ACCOUNT NO. 84352

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all notices relating to payments:

MODERN WOODMEN OF AMERICA
ATTN:  INVESTMENT ACCOUNTING DEPARTMENT
1701 FIRST AVENUE
ROCK ISLAND, IL  61201
-------------------------------------------------------------------------------------------------------------
Address for all other communications and notices:

MODERN WOODMEN OF AMERICA
ATTN:  INVESTMENT DEPARTMENT
1701 FIRST AVENUE
ROCK ISLAND, IL  61201
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:   36-1493430
-------------------------------------------------------------------------------------------------------------

Name of Nominee in which Notes are to be issued:  NONE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF PURCHASER                     AGGREGATE PRINCIPAL               NOTE
                                                                   AMOUNT OF NOTES            DENOMINATION(S)
                                                                   TO BE PURCHASED
-------------------------------------------------------------------------------------------------------------
AMERICAN FAMILY LIFE INSURANCE COMPANY                               $5,000,000                 $5,000,000
-------------------------------------------------------------------------------------------------------------
All payments on account of Notes held by such purchaser
shall be made by wire transfer of immediately available
funds for credit to:

FIRSTAR BANK MILWAUKEE, N.A.
ACCOUNT OF FIRSTAR TRUST COMPANY
ABA # 075000022
FOR CREDIT TO ACCOUNT #112-950-027
TRUST ACCOUNT 000018012500 FOR
  AFLIC-TRADITIONAL PORTFOLIO
ATTN:  DONNA GLIDDEN (414) 765-6709
CREDIT FOR PPN 980745 A* 4

Each such wire transfer shall set forth the name of the
Company, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of
which such payment is made, a reference to the PPN, and the
due date and application (as among principal, premium and
interest) of the payment being made.
-------------------------------------------------------------------------------------------------------------
Address for all communications and notices:

AMERICAN FAMILY LIFE INSURANCE COMPANY
6000 AMERICAN PARKWAY
MADISON, WI  53783-0001
ATTN:  INVESTMENT DIVISION-PRIVATE PLACEMENTS
-------------------------------------------------------------------------------------------------------------
Tax Identification No.:  39-6040365
-------------------------------------------------------------------------------------------------------------
Name of Nominee in which Notes are to be issued:

BAND & CO.
-------------------------------------------------------------------------------------------------------------

                                  DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

        "ACCEPTABLE BANK" means any bank or trust company (i) which is organized under the laws of the United States of America or Canada, (ii) which has capital, surplus and undivided profits aggregating at least $100,000,000, and
(iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) have a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

        "ACCEPTABLE BROKER-DEALER" means any Person other than a natural person
(i) which is registered as a broker or dealer pursuant to the Exchange Act and
(ii) whose long-term unsecured debt obligations have a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

        "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

        "ANTI-TERRORISM ORDER" means Executive Order No. 13,224, 66 Fed Reg. 49,079 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism).

        "ASSET DISPOSITION" means any Transfer except:

             (a) any

                    (i) Transfer from a Subsidiary to the Company or another Subsidiary, and

                    (ii)   Transfer from the Company to a Subsidiary,

         in each case so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists;

             (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or
         (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete; and

                                   SCHEDULE B
                          (to Note Purchase Agreement)

             (c) any Transfer made pursuant to a Permitted Receivables Securitization permitted pursuant to Section 10.9.

        "BANK CREDIT AGREEMENT" means the Wachovia Credit Agreement, as amended, restated, modified, refinanced, replaced, increased or reduced from time to time and any successor bank credit agreement.

        "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois are required or authorized to be closed.

        "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

        "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

        "CAPITAL STOCK" means the capital stock or other equity, membership or ownership interests of a Person.

        "CHANGE IN CONTROL" shall be deemed to have occurred if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Company's voting stock.

        "CLOSING" is defined in Section 3.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

        "COMPANY" means Woodward Governor Company, a Delaware corporation.

        "CONFIDENTIAL INFORMATION" is defined in Section 20.

        "CONSOLIDATED DEBT" means the total amount of all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

        "CONSOLIDATED NET EARNINGS" means, with reference to any period, the net earnings (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, PROVIDED that there shall be excluded therefrom (to the extent included in determining such net earnings) (a) any extraordinary gains and losses and (b) any equity interest of the Company or any Subsidiary in the unremitted earnings of a Person that is not a Subsidiary.

        "CONSOLIDATED NET WORTH" shall mean the stockholders' equity of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "CONSOLIDATED OPERATING CASH FLOW" means, in respect of any period, the sum of (a) Consolidated Net Earnings for such period and (b) the amount of all interest expenses, depreciation, amortization and income taxes of the Company and its Subsidiaries, but only to the extent deducted in the determination of Consolidated Net Earnings for such period. For purposes of calculating Consolidated Operating Cash Flow for any period, any Person acquired as a Subsidiary during such period shall be deemed to have become a Subsidiary on the first day of such period, and the calculation of Consolidated Operating Cash Flow shall be determined with respect to such Subsidiary based on financial statements prepared in accordance with GAAP consistently applied.

        "CONSOLIDATED SENIOR DEBT" means all Indebtedness evidenced by the Notes and all other Consolidated Debt for money borrowed ranking PARI PASSU or senior in right of payment with, the Indebtedness evidenced by the Notes.

        "CONSOLIDATED TOTAL ASSETS" shall mean the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "CONTROL EVENT" means:

             (a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

             (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

             (c) the making of any written offer by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

         "DEBT PREPAYMENT APPLICATION" means, with respect to any Transfer of property, the application by the Company of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Consolidated Senior Debt of the Company (other than Indebtedness owing to any of the Company's Subsidiaries or any Affiliate of the Company and Indebtedness in respect of any revolving credit or similar credit facility providing the Company or any of its

Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Consolidated Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Consolidated Senior Debt).

         "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DEFAULT RATE" means that rate of interest that is the greater of (i) 8.39% per annum or (ii) 2% over the rate of interest publicly announced by Bank One, NA in Chicago, Illinois as its "corporate base" or "prime" rate.

         "DISPOSITION VALUE" means, at any time, with respect to any property

             (a) in the case of property that does not constitute Subsidiary Equity Interests, the book value thereof, valued at the time of such disposition in good faith by the Company, and

             (b) in the case of property that constitutes Subsidiary Equity Interests, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such equity interests as is equal to the percentage that the book value of such Subsidiary Equity Interests represents of the book value of all of the outstanding equity interests of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such equity interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

         "EVENT OF DEFAULT" is defined in Section 11.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY" means

             (a) the government of

                    (i) the United States of America or any State or other political subdivision thereof, or

                    (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over the Company or any Subsidiary or any properties of the Company or any Subsidiary, or

             (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

             (a) to purchase such indebtedness or obligation or any property constituting security therefor;

             (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

             (c) to lease properties or to purchase securities, properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

             (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "GUARANTY AGREEMENT" is defined in Section 2.

         "GUARANTY SUPPLEMENT" is defined in Section 9.6(a)(1).

         "GUARANTOR" is defined in Section 2.

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "INDEBTEDNESS" means, with respect to any Person, without duplication,

             (a) its liabilities for borrowed money;

             (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

             (c) its Capital Lease Obligations;

             (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

             (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) EXCLUDING undrawn amounts under any letters of credit for the account of such Person securing such Person's obligations in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits; and

             (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

         "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "INTERCREDITOR AGREEMENT" is defined in Section 9.7.

         "INVESTMENT" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (i) in any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, guaranty (including performance bonds), advance, capital contribution or otherwise, or (ii) in any property.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company or any Guarantor to perform its obligations under this Agreement, the Notes or the Guaranty Agreement (as the case may be), or (c) the validity or enforceability of this Agreement, the Notes or the Guaranty Agreement.

         "MEMORANDUM" is defined in Section 5.3.

         "MOODY'S" means Moody's Investors Service, Inc.

         "MULTIEMPLOYER PLAN" means any Plan that is a "MULTIEMPLOYER PLAN" (as such term is defined in Section 4001(a)(3) of ERISA).

         "NET PROCEEDS AMOUNT" means, with respect to any Transfer of any property by any Person, an amount equal to the DIFFERENCE of

             (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, MINUS

             (b) all taxes actually paid on account of such Transfer and all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

         "NON-GUARANTOR SUBSIDIARIES" means each Subsidiary of the Company that has not guaranteed the obligations of the Company under this Agreement and the Notes pursuant to the Guaranty Agreement.

         "NOTES" is defined in Section 1.

         "OFFICER'S CERTIFICATE" of any Person means a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERMITTED RECEIVABLES SECURITIZATION" means a financing program providing for the sale or transfer of accounts receivable (and related assets) by the Company and its Subsidiaries, in transactions purporting to be sales (and treated as sales for GAAP purposes), to one or more limited purpose financing companies, special purpose entities and/or other financial institutions, in each case, on a limited recourse basis as to the Company and its Subsidiaries (not inconsistent with treatment as a sale for GAAP purposes).

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PLAN" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five (5) years, has been established or maintained, or to which contributions are or, within the preceding five (5) years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "PRIORITY DEBT" means (i) all unsecured Indebtedness of any Subsidiary other than Indebtedness permitted by paragraphs (a) through (f), inclusive, of
Section 10.4, and (ii) Indebtedness of the Company or any Subsidiary secured by Liens other than Liens permitted by paragraphs (a) through (l), inclusive, of
Section 10.5.

         "PROPERTY REINVESTMENT APPLICATION" means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of property of a similar nature to be used in the ordinary course of business of such Person.

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "REPURCHASE AGREEMENT" means any written agreement

             (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "TRANSFER PRICE") by the Company or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

             (b) in respect of which the Company or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

             (c) in connection with which the Company or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

         "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITIZATION ASSETS" means all accounts receivable, general intangibles, instruments, documents, chattel paper and investment property (whether now existing or arising in the future) of the Company or any of its Subsidiaries which are sold or transferred pursuant to a Permitted Receivables Securitization, and any assets related thereto, including without limitation (i) all such assets constituting collateral given by any of the foregoing, (ii) all such assets constituting contracts and all guarantees (but not by the Company or any of its Subsidiaries) or other obligations directly related to any of the foregoing, (iii) other related assets set forth in the Securitization Documents, and (iv) proceeds of all of the foregoing.

         "SECURITIZATION DOCUMENTS" means all documentation relating to any Permitted Receivables Securitization.

         "SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "SIGNIFICANT SUBSIDIARY" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.

         "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "SUBSIDIARY EQUITY INTERESTS" means, with respect to any Person, the capital stock or similar equity interests (or any options or warrants to purchase capital stock or similar equity interests or other Securities exchangeable for or convertible into capital stock or similar equity interests) of any Subsidiary of such Person.

         "SUCCESSOR CREDIT AGREEMENT" means (i) any Bank Credit Agreement other than the Wachovia Credit Agreement as amended, restated or modified, PROVIDED that such amendment, restatement or modification does not change the principal amount or extend the maturity date thereof and (ii) any extension or renewal of the Wachovia Credit Agreement.

         "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Equity Interests. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount; in any such case, the Disposition Value of any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of all property subject to such separate Transfers to each such separate Transfer on a proportionate basis.

         "UNITED STATES GOVERNMENTAL SECURITY" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         "VOTING INTERESTS" means any securities of any class of a Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (or Persons performing similar functions) irrespective of whether at the time securities of any other class shall have or might have voting power by reason of the happening of any contingency.

         "WACHOVIA CREDIT AGREEMENT" means that certain Credit Agreement dated as of June 15, 1998 among the Company, the financial institutions party thereto and Wachovia Bank, N.A., as Agent, as in effect on the date hereof.

         "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-owned Subsidiaries at such time.

                                   DISCLOSURE

         None.
                                  SCHEDULE 5.3
                          (to Note Purchase Agreement)

                         ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES

                                  WOODWARD GOVERNOR COMPANY
                                   (A DELAWARE CORPORATION)

-----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                     JURISDICTION                    OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Baker Electrical Products, Inc.                  Delaware        100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Aircraft Controls Prestwick, Inc.       Delaware        100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward FST, Inc.                               Delaware        100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Foreign Sales Corporation               U.S. Virgin     100% by Woodward Governor Company
                                                 Islands
-----------------------------------------------------------------------------------------------------------
Woodward Governor Asia/Pacific Pte. Ltd.         Singapore       100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor France S.A.R.L.                France          100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor Germany GmbH                   Germany         100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor GmbH                           Switzerland     100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor India Private, Ltd.            India           74% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor (Japan) Ltd.                   Japan           100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor de Mexico S.A. de C.V.         Mexico          99.999% by Woodward Governor Company;
                                                                 .001% by Woodward HSC, Inc.
-----------------------------------------------------------------------------------------------------------
Woodward Governor Nederland B.V.                 The             50% by Woodward Governor Company;
                                                 Netherlands     50% by Woodward Governor GmbH
-----------------------------------------------------------------------------------------------------------
Woodward Governor Poland, Limited                Poland          100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor (Quebec) Inc.                  Canada          100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Governor (Reguladores) Limitada         Brazil          99.999% by Woodward Governor Company;
                                                                 . 001% by Woodward Governor (Quebec) Inc
-----------------------------------------------------------------------------------------------------------
Woodward Governor (U.K.) Limited                 England         .002% by Woodward Governor Company;
                                                                 99.998% by Woodward Governor GmbH
-----------------------------------------------------------------------------------------------------------
Woodward HSC, Inc.                               New York        100% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------
Woodward Tianjin Controls Company Limited        China           65% by Woodward Governor Company
-----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

                              FINANCIAL STATEMENTS

List of Financial Statements provided:

       Consolidated Financial Statements

            - Statements of Consolidated Earnings for years ended September 30, 2000, 1999, 1998, 1997 and 1996
            -  Consolidated Balance Sheets at September 30,
               2000, 1999, 1998 and 1997
            - Statements of Consolidated Shareholder's Equity for the years ended September 30, 2000, 1999, 1998, 1997 and 1996
            - Statements of Consolidated Cash Flows for the years ended September 30, 2000, 1999, 1998, 1997 and 1996

       Woodward Governor Company Form 10-K filings for the years ended September 30, 2000, 1999 and 1998

       Woodward Governor Company Form 10-Q for 3rd Quarter 2000

                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                              EXISTING INDEBTEDNESS

               Short-Term Borrowings                          $  5,561,000
               Senior Credit Facility                         $ 95,000,000
               ESOP Debt Guarantee                            $  4,500,000
                                                              ------------
                                Total:                        $105,061,000

                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

                                 EXISTING LIENS

         None.

                                  SCHEDULE 10.5
                          (to Note Purchase Agreement)

                              EXISTING INVESTMENTS

----------------------------------------------------------------
INVESTMENT IN:         % OF OWNERSHIP           VALUE AS OF
                                                9/30/2001
----------------------------------------------------------------

AESYS                       50%                 $1,100,679
----------------------------------------------------------------

Pointe Precision            26%                 $  508,301
----------------------------------------------------------------

Total Investments                               $1,609,980
----------------------------------------------------------------

                                  SCHEDULE 10.6
                          (to Note Purchase Agreement)

                                 [FORM OF NOTE]

                            WOODWARD GOVERNOR COMPANY

                     6.39% SENIOR NOTE DUE OCTOBER 15, 2011

No. R-__                                                      _________ __, 20__
$[_________]                                                    PPN: 980745 A* 4

       FOR VALUE RECEIVED, the undersigned, WOODWARD GOVERNOR COMPANY (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on October 15, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.39% per annum from the date hereof, payable semiannually, on the fifteenth day of April and October in each year, commencing with the April 15 or October 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.39% or (ii) 2% over the rate of interest publicly announced by Bank One, NA from time to time in Chicago, Illinois as its "corporate base" or "prime" rate.

       Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Rockford, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

       This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to that certain Note Purchase Agreement, dated as of October 15, 2001 (as from time to time amended, the "NOTE PURCHASE AGREEMENT"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

       This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the

                                    EXHIBIT 1
                          (to Note Purchase Agreement)
purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

       The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

       If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

       This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                            WOODWARD GOVERNOR COMPANY

                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                      E-1-2

                           FORM OF GUARANTY AGREEMENT

                          [Form of Guaranty Agreement]

                               GUARANTY AGREEMENT

       THIS GUARANTY AGREEMENT (this "AGREEMENT" or this "GUARANTY") dated as of October 15, 2001, is entered into on a joint and several basis by each party listed on the signature pages hereto together with any entity which may become a party hereto by execution and delivery of a Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a "GUARANTY SUPPLEMENT") (each such party individually, a "GUARANTOR" and collectively, the "GUARANTORS").

       In order to refinance existing indebtedness of Woodward Governor Company, a Delaware corporation (the "COMPANY"), and for general corporate purposes, the Company has entered into that certain Note Purchase Agreement dated as of October 15, 2001 (the "NOTE PURCHASE AGREEMENT") between the Company and each of the institutional investors named on Schedule A attached to said Note Purchase Agreement (the "NOTE PURCHASERS"), providing for, among other things, the issue and sale by the Company to the Note Purchasers of $75,000,000 aggregate principal amount of the 6.39% Senior Notes due October 15, 2011 (the "NOTES") of the Company. The Note Purchasers together with their respective successors and assigns are collectively referred to herein as the "SECURED PARTIES." Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

       The Note Purchasers have required as a condition of their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty and cause each Subsidiary which from time to time becomes obligated as a guarantor or obligor under the Bank Credit Agreement to enter into a Guaranty Supplement, in each case as security for the Notes, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause each Subsidiary which from time to time becomes obligated as a guarantor or obligor under the Bank Credit Agreement to execute a Guaranty Supplement, in each case in order to induce the Note Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries by providing funds to enable the Company to refinance existing indebtedness of the Company and to enable the Company and its Subsidiaries to have funds available for general corporate purposes. Each of the Guarantors is a Wholly-owned Subsidiary of the Company and acknowledges that it will derive substantial benefit from the purchase of Notes by the Note Purchasers. As consideration therefor and in order to induce the Note Purchasers to purchase Notes, the Guarantors are willing to execute this Agreement.

       Accordingly, each Guarantor hereby agrees as follows:

       SECTION 1. GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, Make-Whole Amount, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or

                                    EXHIBIT 2
                          (to Note Purchase Agreement)
more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Company to the Secured Parties under the Note Purchase Agreement and the Notes and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company under or pursuant to the Note Purchase Agreement and the Notes (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively referred to herein as the "OBLIGATIONS"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

       Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Company or Affiliates of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any guarantee of senior unsecured Indebtedness or Indebtedness subordinated in right of payment to the Obligations which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Company of obligations arising under guarantees by such parties.

       SECTION 2. OBLIGATIONS NOT WAIVED. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Company of any of the Obligations, and also waives notice of acceptance of this Guaranty and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Company, any other Guarantor or any other Person under the provisions of the Note Purchase Agreement, the Notes or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, the Note Purchase Agreement, the Notes, any guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security, if any, held by or on behalf of any Secured Party.

                                      E-2-2

       SECTION 3. SECURITY. Each of the Guarantors authorizes each of the Secured Parties to (a) take and hold security for the payment of this Guaranty and the Obligations and exchange, enforce, waive and release any such security,
(b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

       SECTION 4. GUARANTEE OF PAYMENT. Each Guarantor further agrees that this Guaranty constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Secured Party to the Company, any other Guarantor or any other Person, to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Secured Party in favor of the Company or any other Person.

       SECTION 5. NO DISCHARGE OR DIMINISHMENT OF GUARANTEE. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations or, with respect to any Guarantor, the release of such Guarantor pursuant to Section 9.6(b) of the Note Purchase Agreement), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Secured Party to assert any claim or demand or to enforce any remedy under the Note Purchase Agreement, the Notes or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

       SECTION 6. DEFENSES OF COMPANY WAIVED. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Company or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company, other than the final and indefeasible payment in full in cash of the Obligations. The Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company, any other Guarantor or any other Person or exercise any other right or remedy available to them against the Company or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company, any other Guarantor or any other Person, as the case may be, or any security.

                                      E-2-3

       SECTION 7. AGREEMENT TO PAY; SUBORDINATION. In furtherance of the foregoing and not in limitation of any other right that any Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to such Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to any Secured Party as provided above, all rights of such Guarantor against the Company arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Company or any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Company or any other Guarantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Note Purchase Agreement and the Notes.

       SECTION 8. INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances being upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that no Secured Party will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

       SECTION 9. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Note Purchase Agreement are true and correct.

       SECTION 10. TERMINATION. This Guaranty (a) shall terminate when all the Obligations have been indefeasibly paid in full in cash and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Company, any Guarantor or otherwise; PROVIDED HOWEVER, that this Guaranty shall terminate as to any Guarantor upon satisfaction of the requirements specified in Section 9.6(b) of the Note Purchase Agreement with respect to such Guarantor.

       SECTION 11. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each Secured Party and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof has been executed on behalf of such Guarantor and thereafter shall be binding upon such Guarantor and its successors and assigns (provided that no Guarantor shall have the right to assign its obligations under this Agreement without the consent of each holder of a Note and any such attempted assignment shall be void)

                                      E-2-4
and shall inure to the benefit of the Secured Parties and their respective successors and assigns. Promptly after the execution hereof or of any Guaranty Supplement, the Guarantors shall deliver a copy thereof to each holder of a Note. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

       SECTION 12. WAIVERS; AMENDMENT.

             a. No failure or delay of any Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of any Secured Party hereunder and under the Note Purchase Agreement and the Notes are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

             b. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Required Holders.

       SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

       SECTION 14. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 18 of the Note Purchase Agreement. All communications and notices hereunder to a Guarantor shall be given to it in care of the Company at the address set forth in Section 18 of the Note
Purchase Agreement.

       SECTION 15. SURVIVAL OF AGREEMENT, SEVERABILITY.

             a. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, the Note Purchase Agreement or the Notes shall be considered to have been relied upon by each Note Purchaser and each other holder of a Note and shall survive the purchase of the Notes and any transfer thereof, including successive transfers, regardless of any investigation made by any Note Purchaser or other holder of a Note or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any other fee or amount payable under this Agreement, the Note Purchase Agreement or any Note is outstanding.

                                      E-2-5

             b. In the event any one or more of the provisions contained in this Agreement, the Note Purchase Agreement or the Notes shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

       SECTION 17. [Intentionally omitted.]

       SECTION 18. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

             a. Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Illinois State court or Federal court of the United States of America sitting in Chicago, Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Note Purchase Agreement or the Notes, or for recognition or enforcement of any judgment; and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, the Note Purchase Agreement or the Notes against any Guarantor or its properties in the courts of any jurisdiction.

             b. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Note Purchase Agreement or the Notes in any Illinois State or Federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

             c. Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 19. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the

                                      E-2-6
fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement, the Note Purchase Agreement or the Notes held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement, the Note Purchase Agreement or the Notes and although such obligations may be unmatured. The rights of each Secured Party under this Section 19 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

       SECTION 20. ADDITIONAL GUARANTORS. Pursuant to Section 9.6(a) of the
Note Purchase Agreement, certain Subsidiaries of the Company are required to enter into a Guaranty Supplement and become a party to this Agreement. Upon execution and delivery, after the date hereof, by any such Subsidiary of a Guaranty Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                                      E-2-7

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        WOODWARD FST, INC.

                                        By:
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------

                                        WOODWARD HSC, INC.

                                        By:
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------

                                      E-2-8

                               GUARANTY SUPPLEMENT

To the Secured Parties (as defined in the hereinafter defined Guaranty Agreement)

Ladies and Gentlemen:

       WHEREAS, in order to refinance existing indebtedness of Woodward Governor Company, a Delaware corporation (the "Company"), and for general corporate purposes, the Company has entered into that certain Note Purchase Agreement dated as of October 15, 2001 (the "NOTE PURCHASE AGREEMENT") between the Company and each of the institutional investors named on Schedule A attached to said Note Purchase Agreement (the "NOTE PURCHASERS"), providing for, among other things, the issue and sale by the Company to the Note Purchasers of $75,000,000 aggregate principal amount of the 6.39% Senior Notes due October 15, 2011 (the "NOTES") of the Company. Capitalized terms used herein shall have the meanings set forth in the hereinafter defined Guaranty Agreement unless herein defined or the context shall otherwise require.

       WHEREAS, as a condition precedent to their purchase of the Notes, the Note Purchasers required that from time to time certain subsidiaries of the Company enter into a Guaranty Agreement as security for the Notes (the "GUARANTY AGREEMENT").

       Pursuant to Section 9.6(a) of the Note Purchase Agreement, the Company has agreed to cause the undersigned, ____________, a [corporation] organized under the laws of ______________ (the "ADDITIONAL GUARANTOR"), to join in the Guaranty Agreement. In accordance with the requirements of the Guaranty Agreement, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty Agreement attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Guaranty Agreement for the obligations of the Company under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty Agreement.

       The undersigned is the duly elected ____________ of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty Agreement and by such execution the Additional Guarantor shall be deemed to have made in favor of the Secured Parties the representations and warranties set forth in Section 9 of the Guaranty Agreement.

                                    EXHIBIT A
                             (to Guaranty Agreement)

       Upon execution of this Guaranty Supplement, the Guaranty Agreement shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty Agreement are hereby ratified, confirmed and approved in all respects.

       Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty Agreement without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

       Dated: _________________, 20__ .

                                        [NAME OF ADDITIONAL GUARANTOR]

                                        By
                                             -----------------------------------
                                           Its

                       FORM OF OPINION OF GENERAL COUNSEL
                        TO THE COMPANY AND THE GUARANTORS

       The closing opinion of Robert Reuterfors, Esq., general counsel to the Company and the Guarantors, which is called for by Section 4.5(a) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

             1. The Company is duly licensed or qualified and is in good standing as a foreign corporation in the State of Illinois and in each other state in which the failure to be qualified or licensed would have a Material Adverse Effect.

             2. Each Guarantor is duly licensed or qualified and is in good standing as a foreign corporation in each state in which the failure to be qualified or licensed would have a Material Adverse Effect, and all of the issued and outstanding shares of capital stock or similar equity interests of each such Guarantor have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

             3. Each domestic Subsidiary which is not a Guarantor (a "NON-GUARANTOR SUBSIDIARY") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the failure to be qualified or licensed would have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or similar equity interests of each Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

             4. The issuance and sale of the Notes, the execution, delivery and performance by the Company of the Note Purchase Agreement and the execution, delivery and performance by each Guarantor of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of any Non-Guarantor Subsidiary pursuant to (a) the provisions of the charter, bylaws, certificate of formation, operating agreement or other constitutive documents of any such Subsidiary, or (b) any agreement or other instrument to which such Subsidiary is a party or by which any such Subsidiary may be bound.

             5. There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, profits or condition, (financial or otherwise) of the Company and its Subsidiaries or the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes or the ability of any Guarantor to perform its obligations under the Guaranty Agreement or on the legality, validity or enforceability of the Company's obligations under the Note Purchase Agreement or the Notes or any

                                 EXHIBIT 4.5(a)
                          (to Note Purchase Agreement)

       Guarantor's obligations under the Guaranty Agreement. To the knowledge of such counsel, neither the Company nor any Subsidiary is in default with respect to any court or governmental authority, or arbitration board or tribunal.

       The opinion of Robert Reuterfors, Esq., shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and the Guarantors. The opinion of Robert Reuterfors, Esq., shall provide that subsequent holders of the Notes may rely upon such opinion.

                                   E-4.5(a)-2

                       FORM OF OPINION OF SPECIAL COUNSEL
                        TO THE COMPANY AND THE GUARANTORS

       The closing opinion of Chapman and Cutler, special counsel to the Company and the Guarantors, which is called for by Section 4.5(b) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

             1. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute, deliver and perform the Note Purchase Agreement and to issue and sell the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged as described in the Memorandum .

             2. Each Guarantor is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and the corporate authority to execute, deliver and perform the Guaranty Agreement and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged as described in the Memorandum.

             3. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

             4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

             5. The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of each Guarantor, has been duly executed and delivered by each Guarantor and constitutes the legal, valid and binding contract of each Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

             6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in

                                 EXHIBIT 4.5(b)
                          (to Note Purchase Agreement)
       connection with the execution and delivery of the Note Purchase Agreement, the Guaranty Agreement or the Notes.

             7. The issuance and sale of the Notes, the execution, delivery and performance by the Company of the Note Purchase Agreement and the execution, delivery and performance by each Guarantor of the Guaranty Agreement do not violate any law, rule or regulation applicable to the Company or any Guarantor, or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company or any Guarantor pursuant to (a) the provisions of the charter, bylaws, certificate of formation, operating agreement or other constitutive documents of the Company or any Guarantor, or
       (b)(i) any agreement or instrument evidencing or otherwise relating to any Indebtedness of the Company or any Guarantor listed on Schedule
       5.15 of the Note Purchase Agreement, or (ii) any agreement or instrument filed as an Exhibit to the Company's most recent Annual Report on Form 10-K for the Company's fiscal year (including by reference to any other document referred to in such Form 10-K) or any report filed by the Company since the date of such Annual Report with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended.

             8. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

             9. Neither the issuance of the Notes nor the application of the proceeds of the sale of the Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

             10. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

       The opinion of Chapman and Cutler shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and the Guarantors. The opinion of Chapman and Cutler shall provide that subsequent holders of the Notes may rely upon such opinion.

                                   E-4.5(b)-2